UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 8, 2013

Pendrell Corporation

(Exact name of registrant as specified in its charter)

WASHINGTON	001-33008	98-0221142
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2300 Carillon Point

Kirkland, Washington 98033

(Address of principal executive offices) (Zip code)

(425) 278-7100

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On May 8, 2013, Joseph Siino, the Chief IP Officer for Pendrell Corporation, entered into a supplemental Programmed Plan of Transactions under Rule 10b5-1 of the Securities Exchange Act of 1934 for the purpose of providing liquidity to cover Mr. Siino’s tax liabilities resulting from the delivery of shares issued to Mr. Siino in connection with Pendrell Corporation’s acquisition of Ovidian Group, LLC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENDRELL CORPORATION

By:	/s/ Robert S. Jaffe
Robert S. Jaffe
Vice President, General Counsel and Corporate Secretary

Dated: May 10, 2013